                    SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
             of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

  Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting  Material Pursuant to Section 240.14a-11(c)  or
     Section 240.14a-12

                   PAUL-SON GAMING CORPORATION
        (Name of Registrant as Specified in Its Charter)


          (Name of Person(s) Filing Proxy Statement if other than the Registrant)


  Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee  computed  on  table  below  per  Exchange  Act  Rules
     14a-6(i)(1) and 0-11.

        1.  Title of each class of securities to which transaction applies:

            _______________________________________________________

        2.  Aggregate number of securities to which transaction applies:

            _______________________________________________________

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             ______________________________________________________
             ______________________________________________________

        4.   Proposed  maximum aggregate value of  transaction:
             ______________________________________________________

        5.   Total fee paid:  _____________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1.   Amount Previously Paid:  _____________________________

        2.   Form, Schedule or Registration Statement No.: ________

        3.   Filing Party:  _______________________________________

        4.   Date Filed: __________________________________________

              [LOGO OF PAUL-SON GAMING CORPORATION]

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        OCTOBER 13, 1998


To the Stockholders of Paul-Son Gaming Corporation:

      The annual meeting of the stockholders of Paul-Son Gaming Corporation (the "Company") will be held at Treasure Island at the Mirage, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89109, on Tuesday, October 13, 1998, at 10:00 a.m. local time, for the following purposes:

      (1) to elect Jerry G. West and Martin S. Winick as directors of the Company; and

      (2) to transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on August 27, 1998 are entitled to notice of and to vote at the annual meeting. The stock transfer books will not be closed.

      Stockholders are cordially invited to attend the annual meeting in person. STOCKHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE ANNUAL MEETING WITH THE INSPECTORS OF ELECTION PRIOR TO COMMENCEMENT OF THE ANNUAL MEETING. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND TO FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE REGULARLY VOTED AT THE ANNUAL MEETING.

      A copy of the 1998 Annual Report to Stockholders, including financial statements for the twelve months ended May 31, 1998, is enclosed.

                              By order of the Board of Directors,

                              /s/

                              Eric P. Endy, Secretary

DATED:   September 9, 1998

                   PAUL-SON GAMING CORPORATION

                         PROXY STATEMENT

                        TABLE OF CONTENTS

PROXY STATEMENT ............................................... 3

VOTING SECURITIES ............................................. 3

ELECTION OF DIRECTORS ......................................... 5

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
   EXECUTIVE OFFICERS ......................................... 5
        Directors and Executive Officers ...................... 6
        Committees of the Board of Directors .................. 7
        Board of Directors' Meetings .......................... 8
        Compensation of Non-Employee Directors ................ 8

COMPENSATION OF EXECUTIVE OFFICERS ............................ 9
        Compensation Committee and Incentive Plan
           Committee Report on Executive Compensation......... 10
        Compensation Committee and Incentive Plan
           Committee Interlocks and Insider Participation .... 11
        Stock Performance Chart .............................. 11

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS ............... 12
        Services and Products Provided by Related
           Parties ........................................... 12
        Indemnification of Directors and Officers ............ 13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ...... 13

INDEPENDENT PUBLIC ACCOUNTANTS ............................... 14

VOTING PROCEDURES ............................................ 14

1999 ANNUAL MEETING OF STOCKHOLDERS .......................... 14

OTHER BUSINESS ............................................... 15

                   PAUL-SON GAMING CORPORATION

                     1700 S. Industrial Road
                    Las Vegas, Nevada  89102

                         PROXY STATEMENT

      This Proxy Statement is furnished to the stockholders of Paul-Son Gaming Corporation (the "Company") in connection with the annual meeting (the "Annual Meeting") of stockholders of the Company to be held at Treasure Island at the Mirage, 3300 South Las Vegas Boulevard, Las Vegas, Nevada 89109, on Tuesday, October 13, l998, at 10:00 a.m. local time, and any adjournment thereof, for the purposes indicated in the Notice of Annual Meeting of Stockholders ("Notice").

      THE  ACCOMPANYING  PROXY  IS  SOLICITED  BY  THE  BOARD  OF
DIRECTORS OF THE COMPANY. This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about September 9, 1998. Any stockholder giving a proxy has the power to revoke it prospectively by giving written notice to the Company, addressed to Eric P. Endy, Secretary, at the Company's principal address before the Annual Meeting, by delivering to the Company a duly executed proxy bearing a later date, or by notifying the Company at the Annual Meeting prior to the commencement of the Annual Meeting. The shares represented by the enclosed proxy will be voted if the proxy is properly executed and received by the Company prior to the commencement of the Annual Meeting, or any adjournment thereof.

      None of the proposals to be voted on at the Annual Meeting creates a right of appraisal under Nevada law. A vote "FOR" or "AGAINST" any of the proposals set forth herein will only affect the outcome of the proposal.

      The expenses of making the solicitation will consist of the costs of preparing, printing, and mailing the proxies and proxy statements and the charges and expenses of brokerage houses, custodians, nominees or fiduciaries for forwarding such documents to security owners. These are the only contemplated expenses of solicitation, and they will be paid by the Company.


                        VOTING SECURITIES

      The close of business on August 27, 1998 has been fixed by the Board of Directors as the record date for determination of stockholders entitled to vote at the Annual Meeting. The securities entitled to vote at the Annual Meeting consist of shares of common stock, par value $.01 ("Common Stock"), of the Company, with each share entitling its owner to one vote. Common Stock is the only outstanding class of voting securities authorized by the Company's Articles of Incorporation. The number of outstanding shares of Common Stock at the close of business on August 24, 1998 was 3,474,850. Stockholders do not possess the right to cumulate their votes for the election of directors.

      The Company's Articles of Incorporation authorize the Company to issue 10,000,000 shares of preferred stock, par value $.01 ("Preferred Stock"), in one or more series, with such rights, preferences, restrictions, and privileges as may be fixed by the Company's Board of Directors, without further action by the Company's stockholders. The issuance of the Preferred Stock could adversely affect the rights, including voting rights, of the holders of the Common Stock and could impede an attempted takeover of the Company. None of the Preferred Stock is issued or outstanding, and the Company has no present plans to issue shares of Preferred Stock.

     The following is a list of the beneficial stock ownership at the close of business on August 24, 1998 of (1) all persons who beneficially owned more than 5% of the outstanding Common Stock,
(2) all directors, and (3) all executive officers and directors as a group. These share amounts are based upon record-ownership listings as of that date, according to the Securities and Exchange Commission Forms 3 and 4 and Schedules 13D of which the Company has received copies, and according to verifications as of August 24, 1998, which the Company solicited and received from each executive officer and director:


 TITLE OF         NAME AND ADDRESS OF              AMOUNT AND NATURE OF
  CLASS            BENEFICIAL OWNER           BENEFICIAL OWNERSHIP<F1>,<F2>       PERCENT OF CLASS<F2>
----------       ---------------------       -------------------------------     ----------------------

  Common           Paul S. Endy, Jr.                  1,778,205 <F3>                     49.7
                1700 S. Industrial Road
               Las Vegas, Nevada  89102

  Common             Eric P. Endy                      209,555 <F4>                       5.9
                1700 S. Industrial Road
               Las Vegas, Nevada  89102

  Common             Jerry G. West                     14,000 <F5>                        *

  Common           Martin S. Winick                    190,833 <F6>                       5.4

  Common           Richard W. Scott                     3,000 <F7>                        *

  Common        All executive officers                2,072,260 <F8>                     55.5
               and directors as a group
                      (6 persons)


      *Beneficial ownership does not exceed 1% of the outstanding
Common Stock.

      <F1> Unless otherwise noted, the persons identified in this table have sole voting and investment power with regard to the shares beneficially owned.

     <F2> Includes shares issuable upon exercise of options which are exercisable within 60 days of the stated date.

      <F3>  Includes options to purchase 100,000 shares  issuable under the Company's 1994 Long-Term Incentive Plan (the "Incentive
Plan"). Mr. Endy beneficially owns the following shares in the manner described:

         Paul S. Endy, Jr. Living Trust          1,660,205
         Certain trusts established for the
            benefit of Mr. Endy's family            18,000
                                               -------------
            Total shares                         1,678,205

      <F4>  Includes  options to purchase 72,000 shares  issuable
under  the  Incentive  Plan.   Mr.  Endy  beneficially  owns  the
following shares in the manner described:

         Direct                                    113,555
         Certain trusts established for
            the benefit of Mr. Endy's family        18,000
         Mr. Endy's spouse                           6,000
                                               -------------
            Total shares                           137,555

                                4


      <F5>  Includes  options to purchase 14,000 shares  issuable under  the  Company's  1994 Directors'  Stock  Option  Plan  (the
"Directors' Plan").

      <F6>  Includes  options to purchase 3,000  shares  issuable under the Directors' Plan, options to purchase 64,500 shares issuable under the Incentive Plan and options to purchase 123,333 shares granted to Mr. Winick from the Paul S. Endy, Jr. Living Trust (the "Endy Trust").

      <F7>  Includes  options to purchase 3,000  shares  issuable under the Directors' Plan.

      <F8>  Includes options to purchase 236,500 shares  issuable under the Incentive Plan and options to purchase 20,000 shares issuable under the Directors' Plan. Does not include options to purchase shares granted to Martin S. Winick by the Endy Trust.


                      ELECTION OF DIRECTORS

     The Company's Board of Directors consists of five persons in three categories who are elected for staggered terms of three years each. Two directors' terms expire at the Annual Meeting; two in 1999; and one in 2000. Directors are to serve until their successors are elected and have been qualified.

      Each Company director may be required to be found suitable or qualified, as applicable, by the Nevada Gaming Commission or the New Jersey Casino Control Commission, as well as relevant regulatory agencies in any of the other jurisdictions in which the Company is licensed or conducts business (collectively, the "Gaming Authorities"), to serve as a director of the Company. No directors of the Company have been found unsuitable or unqualified, as applicable, by the Gaming Authorities. Should any director not be found suitable or qualified, as applicable, by one or more of the Gaming Authorities, that person will not be eligible to continue on the Board of Directors and a majority of the remaining directors may appoint a qualified replacement to serve as a director until the next annual meeting of stockholders.

      If the enclosed proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, the proxy will be voted in favor of the nominees, Jerry G. West and Martin S. Winick, for terms expiring in 2001. Both of the nominees have consented to serve if elected and the Board of Directors presently has no knowledge or reason to believe that either of the nominees will be unable to serve. If either such nominee shall decline or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace either such nominee. Any additional vacancies on the Board of Directors which occur during the year will be filled, if at all, by the Board of Directors through an appointment of an individual to serve until the next annual meeting of stockholders. There will be no cumulative voting for the election of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR  OF
THE ELECTION OF MESSRS. WEST AND WINICK TO THE BOARD OF DIRECTORS

                INFORMATION CONCERNING THE BOARD
               OF DIRECTORS AND EXECUTIVE OFFICERS

      The following information is furnished with respect to each member or nominee to the Board of Directors, each of whom, unless otherwise indicated, has served as a director continuously since the year shown opposite his name. Similar information is provided for the Company's executive officers. There are no family relationships between or among any directors, nominees to the Board of Directors or executive officers of the Company, except Paul S. Endy, Jr. is the father of Eric P. Endy.

DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of the Company are as follows:


                                   DIRECTOR        TERM
        NAME              AGE        SINCE        EXPIRES        POSITION WITH THE COMPANY
---------------------   -------  ------------   -----------   -------------------------------

Paul S. Endy, Jr.         70         1993          2000       Chairman of the Board and Chief
                                                               Executive Officer

Eric P. Endy              43         1993          1999       President, Secretary and
                                                               Director

Jerry G. West             55         1994          1998       Director (Nominee to the Board
                                                               for term expiring in 2001)

Martin S. Winick          48         1995          1998       Director (Nominee to the Board
                                                               for term expiring in 2001)

Richard W. Scott          60         1995          1999       Director

John M. Garner            39          -             -         Treasurer and Chief Financial
                                                               Officer


      PAUL S. ENDY, JR. has been Chairman of the Company's Board of Directors since the Company's inception in 1993 and Chief Executive Officer since January 1994. Mr. Endy has been Chairman of the Board and President of Paul-Son Gaming Supplies, Inc. ("Paul-Son Supplies") since 1969 and Paul-Son Mexicana S.A. de C.V. since 1987. Until their mergers with Paul-Son Supplies in March 1994, Mr. Endy had been Chairman of the Board and President of Paul-Son Casino Supplies of New Jersey, Inc. since 1979, and of Paul-Son Playing Cards, Inc. ("PSPC") since 1969. From 1969 until its purchase by the Company in March 1994, Mr. Endy was the sole proprietor of C.J. Sisk ("Sisk"). Mr. Endy is the father of Eric P. Endy.

      ERIC P. ENDY has been a Director of the Company since its inception in 1993, President since January 1994, Secretary since May 1998, and Treasurer from May 1998 to July 1998. From January 1994 to July 1995, Mr. Endy was Chief Operating Officer of the Company. Since July 1990, Mr. Endy has been Executive Vice President and General Manager of Paul-Son Supplies. From 1988 to March 1994, Mr. Endy served as a Director of PSPC. Mr. Endy has been a board member of the National Indian Gaming Association since 1991. Since 1989, Mr. Endy has been an advisor to the International Gaming Business Exposition. Mr. Endy is the son of Paul S. Endy, Jr.

     JERRY G. WEST has been a Director of the Company since April 1994. Mr. West is currently self employed as a private investigator licensed in the state of Nevada. From 1969 until his retirement in 1993, Mr. West was a special agent with the United States Federal Bureau of Investigation.

     MARTIN S. WINICK has been a Director since July 1995. Since February 1997, Mr. Winick has been a retail securities broker and Senior Vice President of Private Client Services with the securities firm of Ladenburg Thalmann & Co., Cleveland, Ohio. From August 1995 to February 1997, Mr. Winick was a retail securities broker and Senior Vice President at the securities firm of Mesirow Financial, Cleveland, Ohio. Mr. Winick was Senior Vice President, Marketing Director of Corporate Finance and a retail securities broker for the securities firm of Rodman & Renshaw, Cleveland, Ohio, from February 1993 to August 1995. Mr. Winick was also a retail securities broker for the securities firms of Dean Witter Reynolds, Cleveland, Ohio, from February 1991 to January 1993; and Cowen & Co., Cleveland, Ohio, from September 1982 to January 1991. Mr. Winick is a director of Blackhawk Gaming & Development Co., Boulder, Colorado, the co-owner and manager of the Gilpin Hotel and Casino in Blackhawk, Colorado.

      RICHARD W. SCOTT has been a Director since July 1995. From 1986 to 1994, Mr. Scott was Vice President and, since 1994, Mr. Scott has been President of Sports Media Network, Las Vegas, Nevada, a licensed disseminator of live horse and dog race information to Nevada sports books. From 1962 to 1986, Mr. Scott was a Nevada licensed veterinarian.

      JOHN M. GARNER has been Treasurer and Chief Financial Officer of the Company since July 1998. From September 1996 to April 1998, Mr. Garner was Corporate Controller of Alliance Gaming Corp., a gaming equipment manufacturer, distributor and route operator. From December 1994 to September 1996, Mr. Garner was Vice President Finance, and from July 1989 to December 1994 Controller, of Bally Gaming, Inc., a gaming equipment manufacturer and distributor. Prior to joining Bally Gaming, Inc., Mr. Garner was an audit manager in the Reno, Nevada office of the accounting firm of Ernst & Young.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has five standing committees: the Audit Committee; the Compensation Committee; the 1994 Long-Term Incentive Plan Committee (the "Incentive Plan Committee"); the 1994 Directors' Stock Option Plan Committee (the "Directors' Plan Committee"); and the Compliance Committee.

      The Audit Committee is comprised of Jerry G. West and Richard W. Scott. The Audit Committee's function is to review reports of independent public accountants to the Company; to review Company financial practices, internal controls and policies with officers and key employees; to review such matters with the Company's auditors to determine the scope of compliance and any deficiencies; to consider selection of independent public accountants; to review certain related party transactions; and to make periodic reports on such matters to the Board of Directors. The Audit Committee met seven times during the twelve months ended May 31, 1998.

      The Compensation Committee consists of Jerry G. West and Richard W. Scott. The Compensation Committee's function is to review and make recommendations to the Board of Directors with respect to the salaries and bonuses for the Company's executive officers and the fees for the Company's directors. The Compensation Committee took certain action by consent but did not meet during the twelve months ended May 31, 1998.

      The Incentive Plan Committee consists of Jerry G. West and Richard W. Scott. The Incentive Plan Committee's function is to administer the 1994 Long-Term Incentive Plan (the "Incentive Plan"), including: determining such matters as the persons to whom awards will be granted, the number of shares to be awarded, when the awards will be granted, when the awards will vest, and the terms and provisions of the instruments evidencing the awards; interpreting the Incentive Plan; and notifying the Company's Board of Directors of all decisions concerning awards granted to Incentive Plan participants. The Incentive Plan Committee took certain action by consent but did not meet during the twelve months ended May 31, 1998.

      The Directors' Plan Committee consists of Eric P. Endy and Martin S. Winick. Neither Eric P. Endy nor Martin S. Winick is eligible to participate in the Directors' Plan. The Directors' Plan Committee administers the Directors' Plan; however, it has no discretion to determine or vary any matters which are fixed under the terms of the Directors' Plan. Fixed matters include, but are not limited to, which non-employee directors will receive awards, the number of shares of Common Stock subject to each option award, the exercise of any option, and the means of
acceptable   payment  for  the  exercise  of  the  option.    The
Directors'   Plan  Committee  has  the  authority  to   otherwise
interpret the Directors' Plan and make all determinations necessary or advisable for its administration. All decisions of the Directors' Plan Committee are subject to approval by the Board of Directors. The Director's Plan Committee took certain action by consent but did not meet during the twelve months ended May 31, 1998.

      The Compliance Committee consists of Jerry G. West, Eric P. Endy and certain other Company employees. The Compliance Committee's function is to oversee implementation of and compliance with internal operating systems which will ensure compliance with all gaming laws applicable to the Company's operations. Membership on the Compliance Committee is subject to the administrative approval of the Chairman of the Nevada State Gaming Control Board. The Compliance Committee met 13 times during the twelve months ended May 31, 1998.

BOARD OF DIRECTORS' MEETINGS

      The Board of Directors of the Company meets at least quarterly and in the fiscal year ended May 31, 1998, the Board of Directors held four meetings. All of the incumbent directors attended at least 75% of (i) the meetings of the Board of Directors held during the period for which they have been a director and (ii) the meetings held by all committees of the Board of Directors on which they served.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

      Annual directors' fees of $10,000 are paid to directors who are not employees or consultants of the Company. Each director may be reimbursed for certain expenses incurred in connection with attendance at Board of Directors and committee meetings.

      Additionally, certain non-employee directors who are not consultants to the Company are granted options to purchase Common Stock under the Directors' Plan. Under the Directors' Plan, such directors initially receive a one-time option to purchase 3,000 shares of Common Stock following such Director's election to the Board of Directors. Thereafter, each such director receives a grant to purchase 1,000 shares of Common Stock each year, at the beginning of such director's fourth year of service. In addition, on the anniversary of each such Director's election or appointment to the Board of Directors such director also receives options to purchase 1,000 shares of Common Stock for serving on the Audit Committee, the Compliance Committee or the Compensation Committee for at least six months during the twelve months prior to the date of grant.

      Under the terms of the Directors' Plan, the initial option grant is exercisable to the extent of vesting. The initial option vests over a three-year period, with one-third of the initial option vesting upon each anniversary of such non-employee director's election to the Board of Directors. Annual option grants are fully vested upon grant, but are only exercisable six months and one day from the date of grant. Unless special circumstances exist, each option expires on the later of the tenth anniversary of the date of its grant or nine months after the non-employee director retires. The option exercise price is the fair market value, as defined under the Directors' Plan, of the Common Stock on the date such option is granted.

      There were options to purchase 4,000 shares of Common Stock granted to Jerry G. West during the year ended May 31, 1998. The Company's non-employee directors who are currently eligible to participate in the Directors' Plan are Jerry G. West and Richard W. Scott.

               COMPENSATION OF EXECUTIVE OFFICERS

     The following tables set forth compensation received by Paul S. Endy, Jr., the Company's Chief Executive Officer, and Eric P. Endy, the Company's President and the only other executive officer of the Company whose total compensation for the fiscal year ended May 31,1998 exceeded $100,000.


                   SUMMARY COMPENSATION TABLE

==============================================================================================================================
                                       ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                              ------------------------------------- -----------------------------------------
                                                                               AWARDS              PAYOUTS
                                                                    --------------------------- -------------
 NAME AND PRINCIPAL    FISCAL                        OTHER ANNUAL   RESTRICTED STOCK  OPTIONS/      LTIP          ALL OTHER
     POSITION           YEAR  SALARY ($) BONUS ($) COMPENSATION ($)   AWARD(S) ($)    SARS (#)   PAYOUTS ($)  COMPENSATION ($)
---------------------  ------ ---------- --------- ---------------- ---------------- ---------- ------------- ----------------

Paul S. Endy, Jr.       1998    191,948    4,000         -0-              -0-           -0-         -0-             -0-
 Chairman of the Board  1997    204,000     -0-          -0-              -0-           -0-         -0-             -0-
 and Chief Executive    1996    195,875     -0-          -0-              -0-           -0-         -0-             -0-
 Officer
---------------------  ------ ---------- --------- ---------------- ---------------- ---------- --------------- --------------
Eric P. Endy,           1998    149,106    3,129         -0-              -0-           -0-         -0-             -0-
 President, Secretary   1997    158,171     -0-          -0-              -0-           -0-         -0-             -0-
 and Director <F1>      1996    150,231     -0-          -0-              -0-           -0-         -0-             -0-
==============================================================================================================================
____________


      <F1> Eric  P. Endy was appointed Secretary on May 4, 1998.



       AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
              AND FISCAL YEAR-END OPTION/SAR VALUES

===================================================================================================================================
                                                             NUMBER OF SECURITIES                       VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED                   IN-THE MONEY OPTIONS/SARS
                                                     OPTIONS/SARS AT FISCAL YEAR-END (#)<F1>        AT FISCAL YEAR-END ($)<F1><F2>
                                                   -------------------------------------------   ----------------------------------

                          SHARES          VALUE
                        ACQUIRED ON     REALIZED
       NAME            EXERCISE (#)        ($)        EXERCISABLE       UNEXERCISABLE               EXERCISABLE     UNEXERCISABLE
------------------  ----------------- ------------ ----------------  -------------------------   ---------------- -----------------

Paul S. Endy, Jr.          -0-             -0-           100,000             -0-                      93,750            -0-
------------------  ----------------- ------------ ----------------  -------------------------   ---------------- -----------------
Eric P. Endy               -0-             -0-            47,000           50,000                     44,063           46,875
===================================================================================================================================

____________


    <F1> These numbers represent only options granted pursuant to the Incentive Plan; there are no stock appreciation rights.

    <F2> Based on a closing  bid price of $9.00 on May 29,  1998, the last trading day in May 1998, minus the option exercise price.


COMPENSATION COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

     NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING COMPENSATION
COMMITTEE AND INCENTIVE PLAN COMMITTEE REPORT ON EXECUTIVE COMPENSATION AND THE STOCK PERFORMANCE CHART ON PAGE 12 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

      The Compensation Committee and Incentive Plan Committee (collectively, the "Committees"), composed entirely of directors who have never served as executive officers of the Company, determine and administer the compensation of the Company's executive officers.

      Although no compensation policy has been formalized, the Committees generally recommend that the Company compensate its executive officers at a level that will attract and retain individuals who are responsible for the management, development and success of the Company. The Committees believe that executive compensation should be designed to reward individuals for their services to the Company and encourage them to stay with the Company. The Committees' compensation decisions are submitted to the full Board of Directors for approval.

      Although the Committees believe that the Company's overall financial performance is an important factor in the total compensation of the Company's executive officers, no specific quantitative factors are applied in making compensation recommendations. The Committees also recognize qualitative factors such as successful supervision of the Company's operations, established relationships with key customers and the development of corporate projects and new products.

      The Committees also evaluate the total compensation of the Company's executive officers in light of the compensation practices and relative corporate financial performance of other companies in the gaming industry. The Committees' goal is for the Company to set base salaries for the Chief Executive Officer and other executive officers at appropriate levels which reflect the duties and scope of responsibilities of each officer's position. The Chief Executive Officer and other executive officers are also eligible to receive incentive compensation in the form of stock options under the Incentive Plan. During the last fiscal year no options were granted to executive officers.

      In evaluating the compensation of Paul S. Endy, Jr., Chairman of the Board and Chief Executive Officer of the Company, for the year ended May 31, 1998, the Committees considered the financial performance of the Company and Mr. Endy's efforts in expanding the Company's operations and implementing cost reduction policies. The Committees also considered Mr. Endy's experience in the industry and his established customer relationships.

  August 27, 1998                   INCENTIVE PLAN COMMITTEE
                                    COMPENSATION COMMITTEE

                                    Jerry G. West
                                    Richard W. Scott

COMPENSATION  COMMITTEE AND INCENTIVE PLAN  COMMITTEE  INTERLOCKS
AND INSIDER PARTICIPATION


      The Company's executive compensation is determined by the Compensation Committee and the Incentive Plan Committee, no member of which is or was an officer of the Company. For the 1998 fiscal year, the Compensation Committee and the Incentive Plan Committee consisted of Messrs. Richard W. Scott and Jerry G. West.

STOCK PERFORMANCE CHART

      Prior to the Company's 1994 public offering (the "1994 Offering"), the Company and its predecessors were privately held. In order to provide a representative comparison of the Company's stock performance, the following chart compares the cumulative stockholder return on the Company's Common Stock, since March 29, 1994, the date of the 1994 Offering, until May 31, 1998, with the cumulative return on the Standard & Poor's 500 Composite Stock Index and a self-determined industry peer group index.<1>

      The  following chart assumes $100 invested March 29,  1994.
The total return assumes the reinvestment of dividends, if any.

             COMPARISON OF CUMULATIVE TOTAL RETURNS
                     STOCK PERFORMANCE GRAPH

  [THE ORIGINAL PROXY STATEMENT CONTAINS BAR GRAPH BASED ON THE
                     FOLLOWING INFORMATION]


                                      29-MAR-94     31-MAY-94    31-MAY-95    31-MAY-96    31-MAY-97    31-MAY-98
                                      ---------     ---------    ---------    ---------    ---------    ---------

Paul-Son Gaming Corporation           $  100.00     $  116.33    $   61.23    $   69.39    $  112.25    $   73.47
Total Return Index for S&P 500        $  100.00     $  101.42    $  121.90    $  156.56    $  202.61    $  264.78
Self Determined Peer Group            $  100.00     $   78.15    $   45.37    $   51.32    $   50.86    $   60.07


Notes:

A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
C. If the fiscal year-end is not a trading day, the preceding trading day is used.
D.  The index level for all series was set to 100.0 on 3/29/94.

    (1) The companies in the peer group include: Autotote Corp., Bally Gaming, Inc. (until its acquisition in July 1996), Casino Data Systems, American Gaming and Entertainment (formerly Gamma International, Ltd.), Conquest Industries, Inc., Gtech Holdings Corporation, Innovative Gaming, Inc., International Game Technology, Mikohn Gaming Corporation, Shuffle Master, Inc., Sodak Gaming, Inc., Alliance Gaming, Inc. and Video Lottery Technologies, Inc.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SERVICES AND PRODUCTS PROVIDED BY RELATED PARTIES

      Laurence A. Speiser, Ltd., of which Laurence A. Speiser, Secretary and a Director of the Company until May 1998, is the principal, provides legal services to the Company. During the fiscal year ended May 31, 1998, the Company paid Laurence A. Speiser, Ltd. $108,000 for legal services rendered, plus related costs and expenses.

      In November 1996, the Company advanced to Martin S. Winick, a member of the Company's board of directors, the sum of $150,000 under a line of credit loan ("Winick Loan"). Outstanding amounts under the Winick Loan are to be repaid in full on or before December 1, 1998; until which time only interest is payable quarterly to the Company at an interest rate equal to prime plus 2%. The Winick Loan is secured by a general pledge agreement covering all of Mr. Winick's assets, rights to purchase certain shares of the Company's common stock, and a pledge of certain shares of the Company's common stock by the Company's principal stockholder. As of August 31, 1998, the amount outstanding under the Winick Loan was $150,000.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

      Section 78.751 of Chapter 78 of the Nevada Revised Statutes ("NRS"), Article X of the Company's Articles of Incorporation, and Article VII of the Company's Bylaws contain provisions for indemnification of officers and directors of the Company. The indemnification provisions in the Articles of Incorporation require the Company to indemnify the Company's officers and directors to the full extent permitted by Nevada law. Each such person will be indemnified in any proceeding provided that such person's acts or omissions did not involve intentional misconduct, fraud or knowing violation of law or the payment of dividends in violation of NRS 78.300. Indemnification would cover expenses, including attorneys' fees, judgments, fines and amounts paid in settlement.

      The Company's Articles of Incorporation also provide that the Company's Board of Directors may cause the Company to purchase and maintain insurance on behalf of any present or past director or officer insuring against any liability asserted against such person incurred in the capacity of director or officer or arising out of such status, whether or not the Company would have the power to indemnify such person. The Company has obtained and maintains such insurance.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Securities Act of 1933 and is therefore unenforceable.

      The Company believes that the transactions described above are on terms at least as favorable as would have been obtainable from non-related parties. The Company requires that the Audit Committee of the Board of Directors review certain related party transactions.


               SECTION 16(A) BENEFICIAL OWNERSHIP
                      REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and stockholders holding more than ten percent of the class of stock are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended May 31, 1998, all reports required under
Section 16(a) filing requirements were filed as required, except: one report of a change in ownership for one transaction, covering the issuance of an option for the sale of 5,000 shares was inadvertently filed late by Paul S. Endy, Jr.; two reports of a change in ownership for a series of ten transactions, covering the purchase and sale of 42,500 shares in connection with the cashless exercise of an option granted under the Incentive Plan were inadvertently filed late by Martin S. Winick; and one report of a change in ownership for a series of two transactions covering the purchase and sale of 2,000 shares in connection with the cashless exercise of an option granted under the Incentive Plan was inadvertently filed late by Kirk Scherer.


                 INDEPENDENT PUBLIC ACCOUNTANTS

      The Company's independent public accountants, Deloitte & Touche LLP, have audited the Company's books for the fiscal year ended May 31, 1998, and are expected to have a representative present at the Annual Meeting who will have the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions.

      The Company has not yet formally engaged an independent public accountant to audit the Company's financial statements for the year ended May 31, 1999.


                        VOTING PROCEDURES

      A majority of a quorum of stockholders present in person or represented by proxy voting "FOR" each of the matters being submitted to the stockholders is required to approve the matters being voted on at the meeting. A quorum of stockholders exists when a majority of the stock issued and outstanding and entitled to vote at a meeting is present, in person or represented by proxy, at the meeting. Abstentions are effectively treated as votes "AGAINST" a matter submitted to stockholders. Neither the Company's Articles of Incorporation, Bylaws, nor Nevada corporate statutes address the treatment and effect of abstentions and broker non-votes.

      The Company has appointed three inspectors of election to: determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity, and effect of a proxy; receive votes, ballots, or consents; hear and determine all challenges and questions in any way arising in connection with the right to vote; count and tabulate all votes or consents; determine when the polls shall close; determine the results; and do any other acts which may be proper to conduct the election or vote with fairness to all stockholders.


               1999 ANNUAL MEETING OF STOCKHOLDERS

      The next annual meeting of stockholders will be held on or about October 12, 1999. Stockholders desiring to present proper proposals at that meeting and to have their proposals included in the Company's Proxy Statement and form of proxy for that meeting must meet the eligibility and other criteria under Rule 14a-8 of the Exchange Act and must submit the proposal to the Company and such proposal must be received no later than May 8, 1999. Unless a stockholder proposal for the Company's 1999 Annual Meeting of Stockholders is submitted to the Company prior to July 26, 1999, management may use its discretionary voting authority to vote management proxies on the stockholder proposal without any discussion of the matter in the proxy statement.


                         OTHER BUSINESS

      The Board of Directors does not know of any other business which will be presented for action by the stockholders at the Annual Meeting. However, if any business other than that set forth in the Notice should be presented at the Annual Meeting, the proxy committee named in the enclosed proxy intends to take such action as will be in harmony with the policies of the Board of Directors of the Company, and in that connection will use their discretion and vote all proxies in accordance with their judgment. The Company's 1998 Annual Report to Stockholders, including financial statements for the twelve months ended May 31, 1998, accompanies these proxy materials, which are being mailed to all stockholders of the Company who were stockholders at the close of business on August 27, 1998.

                              By order of the Board of Directors,

                              /s/

                              Eric P. Endy, Secretary

DATED:  September 8, 1998

THE COMPANY'S ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULE THERETO, FOR THE TWELVE MONTHS ENDED MAY 31, 1998, WILL BE FURNISHED WITHOUT CHARGE TO ANY BENEFICIAL OWNER OF SECURITIES ENTITLED TO VOTE AT THE ANNUAL MEETING. TO OBTAIN A COPY OF THE FORM 10-K, WRITTEN REQUEST MUST BE MADE TO THE COMPANY AND THE REQUESTING PERSON MUST REPRESENT IN WRITING THAT HE WAS A BENEFICIAL OWNER OF THE COMPANY'S SECURITIES AS OF AUGUST 27, 1998.


REQUESTS SHOULD BE ADDRESSED TO:

                              Paul-Son Gaming Corporation
                              Attention:  Eric P. Endy
                              1700 S. Industrial Road
                              Las Vegas, Nevada 89102

                   PAUL-SON GAMING CORPORATION

   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, OCTOBER 13, 1998
               SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned stockholder of Paul-Son Gaming Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement, and Annual Report to Stockholders in connection with the annual meeting of stockholders of the Company to be held at Treasure Island at the Mirage, Las Vegas, Nevada, on Tuesday, October 13, 1998, at 10:00 o'clock in the morning, local time, and hereby appoints Eric P. Endy and Martin S. Winick, and each or any of them, proxies, with power of substitution, to attend and to vote all shares the undersigned would be entitled to vote if personally present at said annual meeting and at any adjournment thereof. The proxies are instructed to vote as follows:

                 (TO BE SIGNED ON REVERSE SIDE)


[X]  Please mark your votes
     as in this example


                   FOR       WITHHELD       NOMINEES:

1. ELECTION OF     [ ]         [ ]        Jerry G. West             2.  In their discretion, upon such other
   DIRECTORS                             Martin S. Winick               matters as  may properly come before
                                                                        the annual meeting.

(INSTRUCTION: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

________________________________________________________________


                                      The shares represented by this proxy
                                      will  be  voted as specified. If  no
                                      specification  is  made,  the shares
                                      represented by  this  proxy will  be
                                      voted  in  favor  of  all   nominees
                                      listed, and in the discretion of the
                                      proxies, on  other matters  that may
                                      properly come  before   the   annual
                                                                  meeting.

SIGNATURE (s)_____________________________________    DATE _______________

NOTE: PLEASE SIGN PROXY EXACTLY AS YOUR NAME APPEARS. Date the Proxy in the space provided. If shares are held in the name of two or more persons, all must sign. When signing as attorney, executor, administrator, trustee, or guardian, give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.